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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT



                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 8, 1997



                MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
          (Exact name of registrant as specified in its charter)




      Delaware                        1-11758             36-3145972

(State or other jurisdiction       (Commission           (IRS Employer
  of incorporation)                File Number)       Identification No.)


                  1585 Broadway, New York, New York 10036
        (Address of principal executive offices including zip code)


    Registrant's telephone number, including area code: (212) 761-4000

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Item 7(c).  Exhibits

8.1 Tax Opinion of Davis Polk & Wardwell, dated December 8, 1997, relating to the registrant's Equity Linked Notes due December 4, 2000, as described in Pricing Supplement No. 24 dated November 21, 1997 (as amended on December 3, 1997) to the Prospectus Supplement dated June 2, 1997 and the Prospectus dated June 2, 1997 related to Registration Statement No. 333-27919.



                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MORGAN STANLEY, DEAN WITTER,
                                            DISCOVER & CO.
                                        Registrant




                                             /s/  Ronald T. Carman
                                        -------------------------------
                                        Name: Ronald T. Carman
                                        Title:   Assistant Secretary


Date: December 18, 1997



                             Index to Exhibits
                             -----------------


Exhibit No.                      Description
-----------                      -----------

8.1 Tax Opinion of Davis Polk & Wardwell, dated December 8, 1997, relating to the registrant's Equity Linked Notes due December 4, 2000, as described in Pricing Supplement No. 24 dated November 21, 1997 (as amended on December 3, 1997) to the Prospectus Supplement dated June 2, 1997 and the Prospectus dated June 2, 1997 related to Registration Statement No. 333-27919.